UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

ENOCHIAN BIOSCIENCES INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________
(Name of Person(s) Filing Proxy Statement, if
other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the sample proxy card included in the Definitive Proxy Statement filed by Enochian Biosciences Inc. (the “Company”) with the Securities and Exchange Commission on February 3, 2021 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to a clerical error, an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that a correct version of the proxy card was included in the Proxy Statement mailed to the Company’s stockholders. This Amendment applies only to the version of the sample proxy card originally filed with the Proxy Statement.

ENOCHIAN BIOSCIENCES, INC.
Annual Meeting of Stockholders
March 5, 2021 at 12:00 PM (EST)

This Proxy is solicited on behalf of the Board of Directors of Enochian Biosciences, Inc.

The stockholder(s) hereby appoint(s) Mark Dybul and Luisa Puche or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enochian Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM EST on March 5, 2021, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://viewproxy.com/enochianbio/2021/htype.asp by 11:59 PM EST on March 2, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "Questions and Answers about the 2021 Meeting."

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at
http://www.viewproxy.com/enochianbio/2021

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following:

Proposal 1 — *Election of Directors.* To elect eight (8) members of our Board, each to hold office until the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified.

(01) Mr. Renè Sindlev
(02) Dr. Mark Dybul
(03) Dr. Carol Brosgart
(04) Mr. Gregg Alton
(05) Ms. Evelyn D'An
(06) Mr. James Sapirstein
(07) Mr. Carl Sandler
(08) Mr. Henrik Gronfeldt - Sorensen

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

______

The Board of Directors recommends you vote FOR the following:

Proposal 2 — *Non-Binding, Advisory Approval of Executive Compensation.* The approval, on a non-binding advisory basis of the compensation paid to our named executive officers.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board recommends you vote for Every Three (3) Years:

Proposal 3 — *Non-Binding, Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers.* The approval, on a non-binding advisory basis of the frequency of holding an advisory vote on the compensation paid to our named executive officers.

☐ Every year ☐ Every two years ☐ Every three years ☐ ABSTAIN

The Board of Directors recommends you vote FOR Proposal 4.

Proposal 4 — *Ratification of Independent Registered Public Accounting Firm.* To ratify the appointment of Sadler, Gibb & Associates LLC ("Sadler") as the Company's independent registered public accounting firm.

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Date:______________________________

____
Signature

____
Signature (if held jointly)

Please sign exactly as name(s) appear(s) hereon. When signing as an attorney, executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

☐ Change of Address — Please print new address below

____

____

VIRTUAL CONTROL NUMBER

→ [ ]

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of Enochian Biosciences, Inc., you have the option of voting your shares prior to the Annual Meeting electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted prior to the Annual Meeting electronically over the Internet or by telephone must be received by 11:59 PM EST on March 3, 2021.

As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/enochianbio/2021/htype.asp. Your registration must be received by 11:59 PM EST on March 2, 2021. On the day of the meeting, you may log in to the meeting using the link and password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled "Questions and Answers about the 2021 Meeting."

VIRTUAL CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when attending the Annual Meeting

INTERNET

Vote Your Shares on the Internet:

Go to www.AALvote.com/ENOB

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.